Exhibit 99.1

QuickLogic Reports Fiscal Second Quarter 2026 Financial Results

SAN JOSE, Calif. – August 11, 2026 - QuickLogic® Corporation (NASDAQ: QUIK) (“QuickLogic” or the “Company”), a developer of embedded FPGA (eFPGA) Hard IP, Strategic Radiation Hardened and Antifuse FPGAs, and ruggedized programmable logic solutions, today announced its financial results for the fiscal second quarter that ended June 28, 2026.

Recent Highlights

•	Received a feasibility study contract to evaluate QuickLogic eFPGA IP for potential architectural license
•	Received a contract to develop and qualify new packaging for QuickLogic OTP discrete FPGAs to meet new program requirements
•	Shipped multiple RadPro™ FPGA Dev Kits, enabling customer evaluations of its U.S.-fabricated radiation-hardened FPGA
•	Demonstrated that using its eFPGA Hard IP fabric, PQSecure's CRYSTAL-1000C post-quantum cryptographic IP core can be efficiently implemented as a reprogrammable function within SoCs
•	Added as a member of the broad-market Russell 3000® Index and the small-cap Russell 2000® Index

“We see 2026 shaping up to be a very successful year for QuickLogic," said Brian Faith, CEO of QuickLogic. "As a result, we have narrowed our full-year growth outlook to a range of 70% to 80%. With this anticipated growth, we are modeling non-GAAP profitability and cash flow positive operations for the second half of 2026."

Fiscal Second Quarter 2026 Financial Results

Total revenue from continuing operations for the second quarter of fiscal 2026 was $5.5 million, an increase of 48.7% compared with the second quarter of 2025 and an increase of 8.5% compared with the first quarter of 2026.

New product revenue from continuing operations was approximately $4.7 million in the second quarter of 2026, an increase of $1.7 million, or 59.7%, compared with the second quarter of 2025 and an increase of $0.4 million, or 8.6%, compared with the first quarter of 2026.

Mature product revenue from continuing operations was $0.8 million in the second quarter of 2026. This compares to $0.8 million in the second quarter of 2025 and $0.8 million in the first quarter of 2026.

Second quarter 2026 GAAP gross margin from continuing operations was 43.9% compared with 25.9% in the second quarter of 2025 and 36.5% in the first quarter of 2026.

Second quarter 2026 non-GAAP gross margin from continuing operations was 46.8% compared with 31.0% in the second quarter of 2025 and 39.6% in the first quarter of 2026.

Second quarter 2026 GAAP operating expenses from continuing operations were $4.1 million compared with $3.5 million in the second quarter of 2025 and $4.0 million in the first quarter of 2026.

Second quarter 2026 non-GAAP operating expenses from continuing operations were $3.5 million compared with $2.5 million in the second quarter of 2025 and $3.2 million in the first quarter of 2026.

Second quarter 2026 GAAP net loss was ($0.9 million), or ($0.05) per share, compared with a net loss of ($2.7 million), or ($0.17) per share, in the second quarter of 2025, and a net loss of ($2.2 million), or ($0.13) per share, in the first quarter of 2026.

Second quarter 2026 non-GAAP net loss was ($1.1 million), or ($0.06) per share, compared with a net loss of ($1.5 million), or ($0.09) per share, in the second quarter of 2025, and a net loss of ($1.3 million), or ($0.08) per share, in the first quarter of 2026.

Conference Call

QuickLogic will hold a conference call at 2:30 p.m. Pacific Time / 5:30 p.m. Eastern Time today, August 11, 2026, to discuss its current financial results. The conference call will be webcast on QuickLogic’s IR Site Events Page at https://ir.quicklogic.com/ir-calendar. To join the live conference, you may dial (877) 407-0792 and international participants should dial (201) 689-8263 by 2:20 p.m. Pacific Time. No Passcode is needed to join the conference call. A recording of the call will be available approximately one hour after completion. To access the recording, please call (844) 512-2921 and reference the passcode 13761588.

The call recording, which can be accessed by phone, will be archived through August 18, 2026, and the webcast will be available for 12 months on the Company's website.

About QuickLogic

QuickLogic is a fabless semiconductor company specializing in embedded FPGA (eFPGA) Hard IP, Strategic Radiation Hardened and Antifuse FPGAs, and ruggedized programmable logic solutions. QuickLogic's unique approach combines cutting-edge technology with open-source tools to deliver highly customizable low-power solutions for aerospace and defense, industrial, computing, and consumer markets. For more information, visit www.quicklogic.com.

QuickLogic uses its website (www.quicklogic.com), the company blog (https://www.quicklogic.com/blog/), corporate X account (@QuickLogic_Corp), Facebook page (https://www.facebook.com/QuickLogic), and LinkedIn page (https://www.linkedin.com/company/13512/) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and QuickLogic may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company’s website and its social media accounts in addition to following the Company’s press releases, SEC filings, public conference calls, and webcasts.

Non-GAAP Financial Measures

QuickLogic reports financial information in accordance with United States Generally Accepted Accounting Principles, or U.S. GAAP, but believes that non-GAAP financial measures are helpful in evaluating its operating results and comparing its performance to comparable companies. Accordingly, the Company excludes certain charges related to stock-based compensation, impairment charges, and restructuring costs, as well as significant non-recurring gains, in calculating non-GAAP (i) income (loss) from operations, (ii) net income (loss), (iii) net income (loss) per share, and (iv) gross margin percentage. The Company provides this non-GAAP information to enable investors to evaluate its operating results in a manner consistent with how the Company analyzes its operating results and to provide consistency and comparability with similar companies in the Company’s industry.

Management uses the non-GAAP measures, which exclude gains, losses, and other charges that are considered by management to be outside of the Company’s core operating results, internally to evaluate its operating performance against results in prior periods and its operating plans and forecasts. In addition, the non-GAAP measures are used to plan for the Company’s future periods and serve as a basis for the allocation of the Company's resources, management of operations and the measurement of profit-dependent cash, and equity compensation paid to employees and executive officers.

Investors should note, however, that the non-GAAP financial measures used by QuickLogic may not be the same non-GAAP financial measures and may not be calculated in the same manner as that of other companies. QuickLogic does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of this press release. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of non-GAAP financial measures with their most directly comparable U.S. GAAP financial measures.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our future profitability, revenue growth, and cash flows, expectations regarding our future business and statements regarding the timing, milestones, and payments related to our government contracts, statements regarding expected contracts and the expected magnitude of such contracts, and statements regarding expected adoption rates and/or orders by our customers, and actual results may differ due to a variety of factors including: delays in the market acceptance of the Company’s new products; the ability to convert design opportunities into customer revenue; our ability to replace revenue from end-of-life products; the level and timing of customer design activity; the market acceptance of our customers’ products; the risk that new orders may not result in future revenue; our ability to introduce and produce new products based on advanced wafer technology on a timely basis; our ability to adequately market the low power, competitive pricing, and short time-to-market of our new products; intense competition by competitors; our ability to hire and retain qualified personnel; changes in product demand or supply; general economic conditions; political events, international trade disputes, natural disasters, and other business interruptions that could disrupt supply or delivery of, or demand for, the Company’s products; and changes in tax rates and exposure to additional tax liabilities. These and other potential factors and uncertainties that could cause actual results to differ materially from the results contemplated or implied are described in more detail in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including the risks discussed in the “Risk Factors” section in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and in the Company’s prior press releases, which are available on the Company's Investor Relations website at http://ir.quicklogic.com/ and on the SEC website at www.sec.gov/. In addition, please note that the date of this press release is August 11, 2026, and any forward-looking statements contained herein are based on management's current expectations and assumptions that we believe to be reasonable as of this date. We are not obliged to update these statements due to latest information or future events.

QuickLogic and logo are registered trademarks of QuickLogic. All other trademarks are the property of their respective holders and should be treated as such.

Company Contact

Elias Nader

Chief Financial Officer

(408) 990-4000

ir@quicklogic.com

IR Contact

Alison Ziegler

Darrow Associates, Inc.
(201) 220-2678
ir@quicklogic.com

CODE: QUIK-E

 –Tables Follow –

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 28, 2026	June 29, 2025	March 29, 2026	June 28, 2026	June 29, 2025
Revenue	$5,482	$3,687	$5,051	$10,533	$8,012
Cost of revenue	3,075	2,733	3,209	6,284	5,181
Gross profit (loss)	2,407	954	1,842	4,249	2,831
Operating expenses:
Research and development	1,556	1,193	1,512	3,068	2,461
Selling, general and administrative	2,552	1,962	2,437	4,989	4,498
Impairment charges	—	300	—	—	300
Restructuring costs	16	21	11	27	75
Total operating expense	4,124	3,476	3,960	8,084	7,334
Operating income (loss)	(1,717)	(2,522)	(2,118)	(3,835)	(4,503)
Interest expense	(71)	(108)	(54)	(125)	(205)
Interest income and other income (expense), net	(41)	(30)	(33)	(74)	(37)
Gain on extinguishment of vendor payable	950	—	—	950	—
Income (loss) from continuing operations before income taxes	(879)	(2,660)	(2,205)	(3,084)	(4,745)
(Benefit from) provision for income taxes	3	1	(3)	—	6
Net income (loss) from continuing operations	(882)	(2,661)	(2,202)	(3,084)	(4,751)
Net income (loss) from discontinued operations, net of taxes and inclusive of $87 in restructuring costs for the six months ended June 29, 2025	(5)	(9)	(4)	(9)	(110)
Net income (loss)	$(887)	$(2,670)	$(2,206)	$(3,093)	$(4,861)
Net income (loss) from continuing operations per share:
Basic	$(0.05)	$(0.17)	$(0.13)	$(0.17)	$(0.30)
Diluted	$(0.05)	$(0.17)	$(0.13)	$(0.17)	$(0.30)
Net income (loss) per share:
Basic	$(0.05)	$(0.17)	$(0.13)	$(0.17)	$(0.31)
Diluted	$(0.05)	$(0.17)	$(0.13)	$(0.17)	$(0.31)
Weighted average shares outstanding:
Basic	18,110	15,884	17,463	17,788	15,677
Diluted	18,110	15,884	17,463	17,788	15,677

Note: Net income (loss) equals total comprehensive income (loss) for all periods presented. Additionally, the Company notes that income taxes related to discontinued operations were immaterial in nature for the periods presented and as such, only net income (loss) from discontinued operations was reported herein.

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	June 28, 2026	December 28, 2025
ASSETS
Current assets:
Cash and cash equivalents	$18,475	$18,840
Accounts receivable, net of allowance for credit losses of $0.1M as of June 28, 2026 and $0 as of December 28, 2025	1,483	2,809
Contract assets	23	217
Inventories	1,014	956
Prepaid expenses and other current assets	2,234	1,399
Assets of business held for disposal, net	—	2
Total current assets	23,229	24,223
Property and equipment, net	17,434	18,233
Capitalized internal-use software, net	1,327	1,117
Right of use assets, net	307	464
Intangible assets, net	320	339
Inventories, non-current	8	187
Other assets	335	241
TOTAL ASSETS	$42,960	$44,804
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving line of credit	$5,000	$15,000
Trade payables	2,210	2,251
Accrued liabilities	1,224	1,779
Deferred revenue	409	64
Notes payable, current	1,645	1,870
Lease liabilities, current	308	321
Total current liabilities	10,796	21,285
Long-term liabilities:
Lease liabilities, non-current	—	126
Notes payable, non-current	923	926
Total liabilities	11,719	22,337
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 200,000 authorized; 18,316 and 17,290 shares issued and outstanding as of June 28, 2026 and December 28, 2025, respectively	18	17
Additional paid-in capital	358,528	346,662
Accumulated deficit	(327,305)	(324,212)
Total stockholders’ equity	31,241	22,467
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,960	$44,804

QUICKLOGIC CORPORATION

SUPPLEMENTAL RECONCILIATIONS OF US GAAP AND NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts and percentages)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 28, 2026	June 29, 2025	March 29, 2026	June 28, 2026	June 29, 2025
US GAAP operating income (loss)	$(1,717)	$(2,522)	$(2,118)	$(3,835)	$(4,503)
Adjustment for stock-based compensation within:
Cost of revenue	158	189	156	314	347
Research and development	139	205	208	347	347
Selling, general and administrative	457	449	494	951	1,085
Adjustment for impairment charges	—	300	—	—	300
Adjustment for restructuring costs	16	21	11	27	75
Non-GAAP operating income (loss)	$(947)	$(1,358)	$(1,249)	$(2,196)	$(2,349)
US GAAP net income (loss) from continuing operations	$(882)	$(2,661)	$(2,202)	$(3,084)	$(4,751)
Adjustment for stock-based compensation within:
Cost of revenue	158	189	156	314	347
Research and development	139	205	208	347	347
Selling, general and administrative	457	449	494	951	1,085
Adjustment for impairment charges	—	300	—	—	300
Adjustment for restructuring costs	16	21	11	27	75
Adjustment for significant non-recurring gains	(950)	—	—	(950)	—
Non-GAAP net income (loss) from continuing operations	$(1,062)	$(1,497)	$(1,333)	$(2,395)	$(2,597)
US GAAP net income (loss) from discontinued operations	$(5)	$(9)	$(4)	$(9)	$(110)
Adjustment for stock-based compensation within:
Research and development	—	—	—	—	(32)
Adjustment for restructuring costs	—	—	—	—	87
Non-GAAP net income (loss) from discontinued operations	$(5)	$(9)	$(4)	$(9)	$(55)
Non-GAAP net income (loss)	$(1,067)	$(1,506)	$(1,337)	$(2,404)	$(2,652)
US GAAP net income (loss) from continuing operations per share, basic	$(0.05)	$(0.17)	$(0.13)	$(0.17)	$(0.30)
Adjustment for stock-based compensation	0.04	0.06	0.05	0.09	0.11
Adjustment for impairment charges	—	0.02	—	—	0.02
Adjustment for restructuring costs	—	—	—	—	—
Adjustment for significant non-recurring gains	(0.05)	—	—	(0.05)	—
Non-GAAP net income (loss) from continuing operations per share, basic	$(0.06)	$(0.09)	$(0.08)	$(0.13)	$(0.17)
US GAAP net income (loss) from discontinued operations per share, basic	$—	$—	$—	$—	$(0.01)
Adjustment for stock-based compensation	—	—	—	—	—
Adjustment for restructuring costs	—	—	—	—	0.01
Non-GAAP net income (loss) from discontinued operations per share, basic	$—	$—	$—	$—	$—
Non-GAAP net income (loss) per share, basic	$(0.06)	$(0.09)	$(0.08)	$(0.13)	$(0.17)
US GAAP net income (loss) from continuing operations per share, diluted	$(0.05)	$(0.17)	$(0.13)	$(0.17)	$(0.30)
Adjustment for stock-based compensation	0.04	0.06	0.05	0.09	0.11
Adjustment for impairment charges	—	0.02	—	—	0.02
Adjustment for restructuring costs	—	—	—	—	—
Adjustment for significant non-recurring gains	(0.05)	—	—	(0.05)	—
Non-GAAP net income (loss) from continuing operations per share, diluted	$(0.06)	$(0.09)	$(0.08)	$(0.13)	$(0.17)
US GAAP net income (loss) from discontinued operations per share, diluted	$—	$—	$—	$—	$(0.01)
Adjustment for stock-based compensation	—	—	—	—	—
Adjustment for restructuring costs	—	—	—	—	0.01
Non-GAAP net income (loss) from discontinued operations per share, diluted	$—	$—	$—	$—	$—
Non-GAAP net income (loss) per share, diluted	$(0.06)	$(0.09)	$(0.08)	$(0.13)	$(0.17)
US GAAP gross margin percentage from continuing operations	43.9%	25.9%	36.5%	40.3%	35.3%
Adjustment for stock-based compensation included in cost of revenue	2.9%	5.1%	3.1%	3.0%	4.4%
Non-GAAP gross margin percentage from continuing operations	46.8%	31.0%	39.6%	43.3%	39.7%

QUICKLOGIC CORPORATION

SUPPLEMENTAL DATA

(Unaudited)

	Percentage of Revenue			Change in Revenue
	Q2 2026	Q2 2025	Q1 2026	Q2 2026 to Q2 2025	Q2 2026 to Q1 2026
COMPOSITION OF REVENUE
Revenue by product: (1)
New products	85%	79%	85%	60%	9%
Mature products	15%	21%	15%	7%	8%
Revenue by geography:
Asia Pacific	8%	17%	10%	(30)%	(9)%
North America	88%	80%	88%	64%	8%
Europe	4%	3%	2%	95%	127%

_____________________

(1)

New products include all products manufactured on 180 nanometer or smaller semiconductor processes, and eFPGA IP and related professional services. Mature products include all products produced on semiconductor processes larger than 180 nanometer. Associated royalty revenues are included within their respective device's classification. The Company notes it did not recognize revenue at the SensiML entity held for disposal during the periods presented herein.